EXHIBIT 10.6

                  ASSIGNMENT, ASSUMPTION AND NOVATION AGREEMENT


         THIS ASSIGNMENT, ASSUMPTION AND NOVATION AGREEMENT ("ASSIGNMENT") is made and entered into and effective as of May 16, 2005 (the "EFFECTIVE DATE"), by and among Versatile Entertainment, Inc., a California corporation ("ASSIGNOR"), Colin Dyne ("ASSIGNEE"), and Venture Group, LLC ("BENEFICIARY").

         1. OBLIGATION. Reference is made to the following obligation(s) of Assignor (the "OBLIGATION"):

   $300,000 ACCOUNT PAYABLE BY ASSIGNOR TO VENTURE GROUP, LLC ("BENEFICIARY")
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         2.       ASSIGNMENT   AND    ASSUMPTION.    For   good   and   valuable
consideration, Assignor hereby assigns, transfers and conveys unto Assignee, and Assginee hereby assumes and agrees to perform all of the covenants, agreements and obligations of Assignor under the Obligation, including, without limitation, the obligation to pay to Beneficiary when due all amounts under the Obligation, whether now existing or arising after the Effective Date. Assignee shall hold harmless and indemnify and defend Assignor from and against any and all loss, cost, liability, expense, damage or claim arising out of or related to the Obligation.

         3. NOVATION AND RELEASE OF ASSIGNOR. Notwithstanding anything in the Obligation to the contrary, all obligations of Assignor under the Obligation shall cease and terminate as of the Effective Date, and Beneficiary shall pursue payment and performance of the Obligation solely against Assignee. Beneficiary, for itself and on behalf of its successors, assigns, affiliates, property managers, beneficiaries, agents, employees, attorneys, heirs, executors, administrators and legal representatives (collectively, "BENEFICIARY RELEASORS"), hereby release and discharge Assignor, together with Assignor's guarantors, predecessors, successors, assigns, parents, subsidiaries, affiliates, beneficiaries, officers, directors, agents, employees, attorneys, heirs, executors, administrators and legal representatives (collectively, "ASSIGNOR RELEASEES"), from and against any and all actions and causes of action, suits, debts, covenants, contracts, agreements, promises, warranties, guarantees, representations, judgments, claims and demands whatsoever, in law or in equity, whether past, present or future, foreseen or unforeseen, direct or indirect, fixed or contingent which Beneficiary Releasors ever had or now have against Assignor Releasees, individually or collectively, arising from or relating to the Obligation (collectively, "CLAIMS"). It is understood and agreed that the facts in respect to which this Agreement is executed may turn out to be other than or different from the facts in that respect now known or believed by each of the parties to be true; and with such understanding and agreement, the Beneficiary Releasors expressly accept and assume the risk of facts being other than or different from the assumptions and perceptions as of any date prior to and including the date hereof, and agree that this Agreement shall be in all respects effective and shall not be subject to termination or rescission by reasons of any such different facts.


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         4.       MISCELLANEOUS.  This  Assignment  shall be construed under and enforced in accordance with the laws of the State of California. This Assignment and all of its terms and provisions shall be binding upon and inure to the benefit of Assignor and its successors and assigns, and Assignee and its successors and assigns. This Assignment may be executed in a number of identical counterparts, each of which shall be deemed an original and all of which, collectively, shall constitute one agreement.


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         IN WITNESS WHEREOF,  the parties have duly executed this Assignment the day and year first above written.

Assignor:                               Assignee:

VERSATILE ENTERTAINMENT, INC.           COLIN DYNE


By:      /s/ Daniel Guez                /s/ Colin Dyne
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Name:    Daniel Guez
Title:   President

Beneficiary:

VENTURE GROUP, LLC



By:      /S/ Phillipe Benoliel
   -------------------------------
Name:        Phillipe Benoliel
Title:       CEO


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